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                                                                   Exhibit 10.1
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[LOGO OF HELLER FINANCIAL]
Heller Financial

                               SECURITY AGREEMENT
                               ------------------


THIS SECURITY AGREEMENT (hereinafter referred to as "Agreement" or "Security
Agreement"), is made this      day of                1996, by and between
                          ----       ----------------
Zycon Corporation, a Delaware corporation ("Debtor"), whose business address is 445 El Camino Real, Santa Clara, California 95050, and Heller Financial, Inc., a Delaware corporation ("Secured Party"), whose address is Commercial Equipment Finance Division, 500 West Monroe Street, Chicago, Illinois 60661.

                                  WITNESSETH:

1.  Secure Payment. To secure payment of indebtedness in the principal sum of up
    --------------
to Five Million and 00/100 Dollars ($5,000,000.00) as evidenced by a note or notes (individually, a "Note," and collectively, the "Notes"), which Debtor has executed and delivered or will execute and deliver to Secured Party and also to secure any other indebtedness or liability of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and no matter how acquired by Secured Party, including all future advances or loans which may be made at the option of Secured Party (all the foregoing hereinafter called the "Indebtedness"), Debtor hereby grants and conveys to Secured Party a first, superior, continuing lien and security interest in the property described below and/or on the Schedule(s) attached hereto (the "Schedules"), all products and proceeds (including insurance proceeds) thereof, if any, and all increases, substitutions, replacements, attachments, additions, and accessions thereto, all or any of the foregoing hereinafter called the "Collateral".

(Description of Collateral On Attached Schedules. The Schedules may be supplemented from time to time to evidence the Collateral, subject to this Agreement.)

2.  Warranties, Representations and Covenants. Debtor warrants, represents,
    -----------------------------------------
covenants and agrees as follows:

    (a) Perform Obligations. Debtor shall pay as and when due all of the
        -------------------
Indebtedness secured by this Agreement and perform all of the obligations contained in this Agreement according to its terms. Debtor shall use the loan proceeds primarily for business uses and not for personal, family, household, or agricultural uses.

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    (b) Defend the Collateral. Debtor shall defend the title to the Collateral
        ---------------------
against all persons and against all claims and demands whatsoever, which Collateral, except for the security interest granted hereby, is lawfully owned by Debtor and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes, and assessments of any kind, except as may be set forth on the Schedules. At the request of Secured Party, Debtor shall furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue, or terminate the security interest of Secured Party in the Collateral and pay all costs of filing in connection therewith.

    (c) Keep Possession of the Collateral. Debtor shall retain possession of the
        ---------------------------------
Collateral until the Indebtedness is fully paid and performed (subject to Secured Party's rights and remedies upon the occurrence of an Event of Default (defined below)) and shall not sell, exchange, assign, loan, deliver, lease, mortgage, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party. Debtor shall keep the Collateral at the location[s] specified on the Schedules and shall not remove same (except in the usual course of business for temporary periods) without the prior written consent of Secured Party.

    (d) Collateral Free and Clear. Debtor shall keep the Collateral free and
        -------------------------
clear of all liens, charges, encumbrances , assessments, and other security interests of any kind (other than the security interest granted hereby and as may be set forth on the Schedules) and shall pay, when due, all taxes, assessments, and license fees relating to the Collateral.

    (e) Collateral in Good Operating Order. All of the Collateral is
        ----------------------------------
in good operating order, condition and repair and is used or useful in the business of Debtor. Debtor shall keep the Collateral, at Debtor's sole cost and expense, in good repair and condition and not misuse, abuse, waste, or allow it to deteriorate except for normal wear and tear. Debtor shall make the Collateral available for inspection by Secured Party at all reasonable times, and Debtor will use and maintain the Collateral in a lawful manner in accordance with all applicable laws, regulations, ordinances, and codes.

    (f) Insurance.  Debtor shall insure the Collateral against loss by fire
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(including extended coverage), theft and other hazards, for its full insurable value including replacement costs, with a deductible not to exceed $50,000.00 per occurrence and without co-insurance. The insurance policy shall name Secured Party as loss payee and shall contain such other terms as Secured Party may require. In addition, Debtor shall obtain liability insurance, including automobile if the Collateral includes motor vehicles, respecting the Collateral covering liability for bodily injury, including death and property damage, in an amount of at least $5,000,000 per occurrence or such greater amount as may comply with general industry standards. Policies shall be in such form, amounts, and with such companies as Secured Party may approve; shall provide for at least thirty (30) days prior written notice to Secured Party prior to any modification or cancellation

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

thereof; shall be payable to Debtor and Secured Party as their interests may appear; shall waive any claim for premium against Secured Party; and shall provide that no breach of warranty or representation or act or omission of Debtor shall terminate, limit or affect the insurers' liability to Secured Party. Certificates of insurance or policies evidencing the insurance required hereby along with satisfactory proof of the payment of the premiums therefor shall be delivered to Secured Party who is authorized, but under no duty, to obtain such insurance upon failure of Debtor to do so. Debtor shall give immediate written notice to Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Effective immediately upon the occurrence of an Event of Default, Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, coupled with an interest, for the purpose of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and hereby assigns to Secured Party, as additional security for the Indebtedness, all sums which may become payable under such insurance, including return premiums and dividends.

   (g) Complete Information. No representation or warranty made by Debtor
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in this Agreement and no other document or statement furnished to Secured Party by or on behalf of Debtor contains any material misstatement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. Except as expressly set forth in the Schedules, there is no fact known to Debtor that will or could have a materially adverse affect on the business, operation, condition (financial or otherwise), performance, properties or prospects of Debtor or Debtor's ability to timely pay all of the Indebtedness and perform all of its other obligations contained in or secured by this Agreement.

   (h) If Collateral Attaches to Real Estate. If the Collateral or any part
       -------------------------------------
thereof has been attached to or is to be attached to real estate, an accurate description of the real estate and the name and address of the record owner is set forth on the Schedules. If said Collateral is attached to real estate prior to the perfection of the security interest granted hereby, Debtor will, on demand of Secured Party, shall use its best efforts to furnish Secured Party with a disclaimer or waiver of any interest in the Collateral satisfactory to Secured Party and signed by all persons having an interest in the real estate. Notwithstanding the foregoing, the Collateral shall remain personal property and shall not be affixed to realty without the prior written consent of Secured Party.

    (i) Financial Statements. Debtor shall deliver to Secured Party, within
        --------------------
ninety (90) days after the end of Debtor's and each guarantor's fiscal years, Debtor's and the guarantor's independent outside audited annual financial statements, and Debtor shall furnish, within sixty (60) days after the end of each quarter, quarterly financial statements of Debtor and each guarantor certified as to completeness, accuracy and fair presentation by an appropriate officer of Debtor. Debtor and each guarantor shall certify that all financial information and statements provided to Secured Party fairly present the financial condition of Debtor or the guarantor, as the case may be, at the date thereof.

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

    (j) Perfection.  This Agreement creates a valid and, after giving effect
        ----------
to the subordination of Comerica Bank, first priority security interest in the Collateral, securing the payment and performance of the Indebtedness and all actions necessary to perfect and protect such security interest have been duly taken.

    (k) Authorization. Debtor is now, and will at all times remain, duly
        -------------
licensed, qualified to do business and in good standing in every jurisdiction where failure to be so licensed or qualified and in good standing would have a material adverse effect on its business, properties or assets. Debtor has the power to authorize, execute and deliver this Security Agreement, the Notes and the other documents relating thereto (the Security Agreement, Notes and other documents, all as amended from time to time, are hereafter collectively referred to as the "Loan Documents"), to incur and perform obligations hereunder and thereunder, and to grant the security interests created hereby. The Loan Documents have been duly authorized, executed, and delivered by or on behalf of Debtor, and constitute the legal, valid, and binding obligations of Debtor and are enforceable against Debtor in accordance with their respective terms. Debtor will preserve and maintain its existence and will not wind up its affairs or otherwise dissolve. Debtor will not, without thirty (30) days prior written notice to Secured Party, (1) change its name or so change its structure such that any financing statement or other record notice becomes misleading or (2) change its principal place of business or chief executive or accounting offices from the address stated herein.

    (l) Litigation.  There are no material actions, suits, proceedings, or
        ----------
investigations ("Litigation") pending or, to the knowledge of Debtor, threatened against Debtor. Debtor is not in violation of any material term or provision of its by-laws, or of any material agreement or instrument, or of any judgment, decree, order, or any statute, rule, or governmental regulation applicable to it. The execution, delivery, and performance of the Loan Documents do not and will not violate, constitute a default under, or otherwise conflict with any such term or provision or result in the creation of any security interest, lien, charge, or encumbrance upon any of the properties or assets of Debtor, except for the security interest herein created. Debtor will promptly notify Secured Party in writing of Litigation against it if: (i) the outcome of such Litigation may materially or adversely affect the finances or operations of Debtor (for purposes of this provision and, to the extent applicable given the context, the provisions in subparagraphs (m), (n), (o) and (p) of this Section 2, Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) shall be deemed material) or (2) such Litigation questions the validity of any Loan Document or any action taken or to be taken pursuant thereto. Debtor shall furnish to Secured Party such information regarding any such Litigation as Secured Party shall reasonably request.

    (m)  Compliance with Laws. Debtor shall comply in all material
         --------------------
respects with all applicable laws, rules, and regulations and duly observe all valid requirements of all governmental authorities, and all statutes, rules and regulations relating to its business, including, without limitation, those concerning public and employee health, safety, and social security and withholding taxes and those concerning employee benefit plans and as such may be required by the Internal Revenue Code, as amended from time to time ("the Code") and the Employees Retirement Income Security Act of 1974 as amended from time to time ("ERISA"). With respect to any "multiple employer plan" or "single employer plan" as defined in ERISA (collectively, "Plans"), Debtor will not: (i) incur any liability to the Pension Benefit Guaranty Corporation ("PBGC"); (ii) participate in any prohibited transaction involving any of such Plans or any trust created thereunder which would subject Debtor to a tax or penalty on prohibited transactions imposed under the Code or ERISA; (iii) fail to make any contribution which it is obligated to pay under the terms of such Plan; (iv) allow or suffer to exist any occurrence of a "reportable event", or any other event or condition which presents a risk of termination by the PBGC of any such Plan; or (v) incur any withdrawal liability with respect to any Plan which is not fully bonded.

    (n) Taxes. Debtor has timely filed all tax returns (federal, state, local,
        -----
and foreign) required to be filed by it and has paid or established reserves for all taxes, assessments, fees, and other governmental charges upon its properties, assets, income and franchises. Debtor does not know of any actual or proposed additional tax assessments for any fiscal period against it which would have a material adverse effect on it. Debtor will promptly pay and discharge all taxes, assessments, and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves for the payments of such taxes, assessments, and other governmental charges (including cash reserves, if any, required by generally accepted accounting principles ("GAAP") for any taxes, assessments, or other charges being contested), make all required withholding and other tax deposits, and, upon request, provide Secured Party with receipts or other proof that any or all of such taxes, assessments, or governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being contested in good faith and by appropriate proceedings diligently conducted. Should any stamp, excise, or other tax, including mortgage, conveyance, deed, intangible, or recording taxes become payable in respect of this Security Agreement, the Notes, or any other Loan Documents, Debtor shall pay the same (including interest and penalties, if any) and shall hold Secured Party harmless with respect thereto.

    (o) Labor Laws. Debtor is in compliance with the Fair Labor Standards
        ----------
Act. Debtor is not engaged in any unfair labor practice which would have a material adverse effect on it. There are: (1) no unfair labor practice complaints pending or, to the best knowledge of Debtor, threatened against Debtor before the National Labor Relations Board and no grievance or arbitration proceedings arising out of or under collective bargaining agreements are pending or, to the best knowledge of Debtor, threatened; (2) no strikes, work stoppages, or controversies pending or threatened between Debtor and any of its employees; and (3) no union representation questions that exist with respect to Debtor's business and no union organizing activities that are taking place.

    (p) Environmental Laws. Debtor has complied and will comply in all
        --------------------
material respects with all Environmental Laws (defined below) applicable to the transfer, construction on, and operations of its property and business. Debtor has (1) not received any summons, complaint, order, or similar notice that it is not in compliance with, or that any public authority is investigating its compliance with, any Environmental Laws and (2) no knowledge of any material violation of any Environmental Laws on or about its assets or property. Debtor will comply, in all material respects with all Environmental Laws. Should Secured Party reasonably requests, Debtor will provide to Secured Party, promptly following Debtor's receipt thereof, copies of any correspondence, notice, complaint, order, or other document that it receives asserting or alleging a circumstance or condition which requires or may require a cleanup, removal, remedial action or other response by or on the part of Debtor under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from Debtor for an alleged violation of any Environmental Laws, and will advise Secured Party in writing as soon as Debtor becomes aware of any condition or circumstance that makes the environmental representations or warranties contained in this Agreement inaccurate in any material respect. For purposes of this Security Agreement, "Environmental Laws" means all federal, state, and local laws, rules, regulations, orders, and decrees relating to health, safety, hazardous substances, and environmental matters, including, without limitation, the Resource Recovery and Reclamation Act of 1976, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Toxic Substances Control Act, the Clean Water Act of 1977, and the Clean Air Act, all as amended from time to time.

    (q) No Liability. Debtor acknowledges and agrees that Secured Party shall
        ------------
not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than as a result of Secured Party's gross negligence or willful misconduct.

    (r) Setoff. Without limiting any other right of Secured Party, whenever
        ------
Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party is hereby authorized at any time and from time to time to the fullest extent permitted by law, to set off and apply against any and all of the Indebtedness, any and all monies then or thereafter owed to Debtor by Secured Party in any capacity, whether or not the obligation to pay such monies owed by Secured Party is then due. Secured Party shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

    (s) Regulations. No proceeds of the loans or any other financial
        -----------
accommodation hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, as that term is defined in Regulations G, T, U, X of the Board of Governors of the Federal Reserve System.

    (t) Books and Records. Debtor shall maintain, at all times, true and
        -----------------
complete books, records and accounts in which true and correct entries are made of its transactions in accordance with GAAP and consistent with those applied in the preparation of Debtor's financial statements. At all reasonable times, upon reasonable notice, and during normal business hours, Debtor will permit Secured Party or its agents to audit, examine and make extracts from or copies of any of its books, ledgers, reports, correspondence, and other records. Secured Party may verify any Collateral in any reasonable manner which Secured Party may consider appropriate, and Debtor shall furnish all reasonable assistance and information and perform any acts which Secured Party may reasonably request in connection therewith.

    (u) Written Notice. Debtor agrees to give Secured Party written notice of
        --------------
any action or inaction by Secured Party or any agent or attorney of Secured Party that may give rise to a claim against Secured Party or any agent or attorney of Secured Party or that may be a defense to payment of the obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Debtor agrees that unless such notice is fully given as promptly as possible (and in any event within sixty
(60) days) after Debtor has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, Debtor shall not assert, and Debtor shall be deemed to have waived, any claim or defense arising therefrom.

    (v) Indemnity. Debtor shall indemnify, defend and hold Secured Party, its
        ---------
parent, officers, directors, agents, employees, and attorneys harmless from and against any loss, expense (including reasonable attorneys' fees and costs), damage or liability arising directly or indirectly out of (i) any breach of any representation, warranty or covenant contained herein and in the other Loan Documents, (ii) any claim or cause of action that would deny Secured Party the full benefit or protection of any provision herein and in the Loan Documents, and (iii) the ownership, possession, lease, operation, use, condition, sale, return, or other disposition of the Collateral. If after receipt of any payment of all or any part of the Indebtedness, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference , impermissible set-off, or a diversion of trust funds, or for any other reason, this Security Agreement and the Loan Documents shall continue in full force and effect and Debtor shall be liable to Secured Party for the amount of such payment surrendered. The provisions of the preceding sentence shall be and remain effective notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Security Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable. Additionally, Debtor will pay or reimburse Secured Party for any and all reasonable costs and expenses incurred in connection herewith, including, but not limited to, attorneys' fees, filing fees, search fees, and lien recordation. The provisions of this paragraph shall survive the termination of this Security Agreement and the Loan Documents.

    (w) Collateral Documentation. Debtor shall deliver to Secured Party prior to
        ------------------------
any advance or loan, satisfactory documentation regarding the Collateral to be financed, including, but not limited to, such invoices, canceled checks evidencing payments, or other documentation as may be reasonably requested by Secured Party. Additionally, Debtor must satisfy Secured Party that Debtor's business and financial information is as has been represented and there has been no material change in Debtor's business, financial condition, or operations.

3.  Prepayment.  On any regular installment payment date under a Note, Debtor
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may prepay in full, but not in part, the then entire unpaid principal balance of that Note, together with all accrued and unpaid interest thereon to the date of such prepayment, provided that along with and in addition to such prepayment Debtor shall pay (i) any and all other sums due hereunder or under the Note, and
(ii) a prepayment fee as liquidated damages and not as a penalty, in a sum equal to the following percentages of the amount prepaid: 1.5% of the amount prepaid for any prepayment during Loan Year 1; 1% of the amount prepaid for any prepayment during Loan Year 2; 0.50% of the amount prepaid for any prepayment during Loan Year 3; and 0% of the amount prepaid for any prepayment during Loan Years 4 and 5. Any payment of the amounts due under the Notes following acceleration of the maturity date upon the occurrence of any Event of Default
(as defined below) shall constitute a voluntary prepayment under the Notes as to which the prepayment fee described in clause (ii) above shall apply. The phrase "Loan Year" as used herein shall mean each twelve (12) consecutive months commencing on the date of the Note in question.

4.  Events of Default. If any one of the following events (each of which is
    -----------------
herein called an "Event of Default") shall occur: (a) Debtor fails to pay any part of the Indebtedness within ten (10) calendar days of its due date, or (b) any warranty or representation of Debtor is untrue or inaccurate or Debtor breaches any warranty or representation hereunder which is not cured within thirty (30) days from such event or longer time if allowed by Secured Party in writing, or (c) Debtor breaches or defaults in the performance of any other agreement or covenant hereunder which is not cured within thirty (30) days from such event or longer time if allowed by Secured Party in writing, or (d) Debtor shall default in the payment or performance of any debt or other obligation owed by it to Comerica Bank, its successors and assigns or replacements or Secured Party and this default is not cured within ten (10) days after written notice from Secured Party, or (e) Debtor becomes insolvent, makes an assignment for the benefit of creditors or ceases to continue as a going business, or (f) a receiver, trustee, conservator, or liquidator is appointed for Debtor or for all or a substantial portion of Debtor's property, with or without the approval or consent of Debtor, or (g) a petition is filed by or against Debtor under the Bankruptcy Code or any amendment thereto or under any other insolvency law or laws providing for the relief of debtors, or (h) in the reasonable opinion of Secured Party the value of the Collateral is substantially reduced; or (i) Debtor's net worth (determined in accordance with GAAP) as properly disclosed in any financial statement to be provided hereunder ("Net Worth") shall be less than Nineteen Million and 00/100

Dollars ($19,000,000.00), or (j) the ratio of Debtor's total liabilities as properly disclosed in any financial statement to be provided hereunder to Net Worth shall exceed 2.7 to 1, then, and in any such event, Secured Party shall have the right to exercise any one or more of the remedies hereinafter provided.

5.  Remedies. If an Event of Default shall occur, in addition to all rights and
    --------
remedies of a secured party under the Uniform Commercial Code, Secured Party may, at its option, at any time (a) declare the entire unpaid Indebtedness to be immediately due and payable; (b) without demand or legal process, enter into the premises where the Collateral may be found and take possession of and remove the Collateral, all without charge to or liability on the part of Secured Party so long as Secured Party uses reasonable care in taking possession of and removing the Collateral; and (c) require Debtor to assemble the Collateral, render it unusable, and crate, pack, ship, and deliver the Collateral to Secured Party in such manner and at such place as Secured Party may require, all at Debtor's sole cost and expense. DEBTOR HEREBY EXPRESSLY WAIVES ITS RIGHTS IF ANY TO (1) PRIOR NOTICE OF REPOSSESSION AND (2) A JUDICIAL OR ADMINISTRATIVE HEARING PRIOR TO SUCH REPOSSESSION. Secured Party may, at its option, ship, store, and repair the Collateral so removed and sell any or all of it at a public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, it being understood and agreed that Secured Party may be a buyer at any such sale and Debtor may not, either directly or indirectly, be a buyer at any such sale. The requirements, if any, for reasonable notice will be met if such notice is mailed postage prepaid to Debtor at its address shown above, at least five (5) days before the time of sale or disposition. Debtor shall also be liable for and shall upon demand pay to Secured Party all expenses incurred by Secured Party in connection with the undertaking or enforcement by Secured Party of any of its rights or remedies hereunder or at law, including, but not limited to, all expenses of repossessing, storing, shipping, repairing, selling or otherwise disposing of the Collateral and legal expenses, including reasonable attorneys' fees (through any and all appeals and judgment enforcement actions, it being acknowledged and agreed by Debtor that this provision shall survive and not merged with any such judgment), all of which costs and expenses shall be additional Indebtedness hereby secured. After any such sale or disposition, Debtor shall be liable for any deficiency of the Indebtedness remaining unpaid, with interest thereon at the One Month LIBOR Rate plus five and 25/100 percent (5.25%) per annum.

6.  Cumulative Remedies. All remedies of Secured Party hereunder are
    -------------------
cumulative, are in addition to any other remedies provided for by law or in equity and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Secured Party to exercise, and no delay in exercising any right or remedy, shall operate as a waiver thereof or in any way modify or be deemed to modify the terms of this Security Agreement and the other Loan Documents or the Indebtedness, nor shall any single or partial exercise by Secured Party of any right or remedy preclude any other or further exercise of the same or any other right or remedy.

7.  Assignment. Secured Party may transfer or assign this Security Agreement,
    ----------
any Note, or the Indebtedness and the other Loan Documents either together or separately without releasing Debtor or the Collateral, and upon such transfer or assignment the assignee or holder shall be entitled to all the rights, powers, privileges and remedies of Secured Party to the extent assigned or transferred. The obligations of Debtor shall not be subject, as against any such assignee or transferee, to any defense, set-off, or counter-claim available to Debtor against Secured Party and any such defense, set-off, or counter-claim may be asserted only against Secured Party.

8.  Time is of the Essence. Time and manner of performance by Debtor of its
    ----------------------
duties and obligations under this Security Agreement, the Notes, and the other Loan Documents is of the essence. If Debtor shall fail to comply with any provision of this Security Agreement or any of the other Loan Documents, Secured Party shall have the right, but shall not be obligated, to take action to address such non-compliance, in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party shall be paid by Debtor upon demand and shall be added to the Indebtedness. Any such action by Secured Party shall not constitute a waiver of Debtor's default.

9.  Enforcement.  This Agreement shall be governed by and construed in
    -----------
accordance with the internal laws and decisions of the State of California, and the parties agree that jurisdiction as to any dispute between them lies in the United States District Court for the Northern District of California or any other court in such state.

10. Further Assurance; Notice. Debtor shall, at its expense, do, execute and
    -------------------------
deliver such further acts and documents as Secured Party may from time to time reasonably require to assure and confirm the rights created or intended to be created hereunder to carry out the intention or facilitate the performance of the terms of this Security Agreement and the Loan Documents or to assure the validity, perfection, priority or enforceability of any security interest created hereunder. Debtor agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, notifying, foreclosing, and/or liquidating of Secured Party's interest in the Collateral upon request of, and as determined by, Secured Party, and Debtor hereby specifically authorizes Secured Party to prepare and file Uniform Commercial Code financing statements and other documents and to execute same for and on behalf of Debtor as Debtor's attorney-in-fact, irrevocably and coupled with an interest, for such purposes. All notices required or otherwise given by either party shall be deemed adequately and properly given if sent by registered or certified mail or by overnight courier with a copy by facsimile to the other party at the addresses stated herein or at such other address as the other party may from time to time designate in writing.

11. Waiver of Jury Trial. Debtor and Secured Party hereby waive their
    --------------------
respective rights to a jury trial of any claim or cause of action based upon or arising out of this Security Agreement, the Notes, or the other Loan Documents. This waiver is informed and freely made. Debtor and Secured Party acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and the other Loan Documents, and that each will continue to rely on the waiver in their related future dealings. Debtor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.

12. Complete Agreement.  This Security Agreement and the other related
    ------------------
Loan Documents are intended by Debtor and Secured Party to be the final, complete, and exclusive expression of the agreement between them. This Security Agreement and the other related Loan Documents may not be altered, modified or terminated in any manner except by a writing duly signed by the parties hereto. Debtor and Secured Party intend this Security Agreement and the other related Loan Documents to be valid and binding and no provisions hereof and thereof which may be deemed unenforceable shall in any way invalidate any other provisions of this Security Agreement and the other related Loan Documents, all of which shall remain in full force and effect. This Security Agreement and the other related Loan Documents shall be binding upon the respective successors, legal representatives, and assigns of the parties. The singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. If there be more than one Debtor, the warranties, representations and agreements herein are joint and several. The Schedules on the following page[s] are a part hereof. Sections and subsections headings are included for convenience of reference only and shall not be given any substantive effect.

13. Credit Facility.
    ---------------

    (a) Purpose. On and subject to the terms and conditions set forth in this Agreement, Secured Party and Debtor hereby establish a credit facility pursuant to which Secured Party agrees to lend to Debtor and Debtor agrees to borrow from Secured Party a sum of up to Five Million and 00/100 Dollars ($5,000,000.00) (the "Facility"). The purpose of the Facility is to finance Debtor's acquisition of the Collateral and proceeds advanced under the Facility shall not in any event exceed the actual cost of the Collateral, plus applicable taxes (together, the "Equipment Cost"), as verified and approved by Secured Party. All of the Collateral shall be acceptable to Secured Party in its sole discretion.

    (b) Disbursements. On and subject to all of the terms and conditions of this Agreement, Secured Party agrees to advance proceeds under the Facility to or on behalf of

Debtor; provided, however, that Secured Party shall have no obligation to advance any funds under the Facility if any of the following conditions exists:

        (i) another advance of funds under the Facility has occurred in the same calendar month;

        (ii) the amount of the advance requested by Debtor is less than One Million and 00/100 Dollars ($1,000,000);

        (iii) the sum of the amount of the advance, plus the amount of all prior advances under the Facility, exceeds the Equipment Cost of the Collateral that will secure the Facility immediately following the advance;

        (iv) an Event of Default has occurred and is continuing on the date the advance is to be disbursed; or


Each advance of funds under the Facility shall reduce, dollar for dollar, the amount that may be advanced under the Facility and no amount may be reborrowed once it has been advanced.

    (c) The Notes. Each advance of funds under the Facility shall be evidenced by a Note. Except as otherwise provided in the Notes, interest shall accrue under each Note at a rate per annum equal to the "One-Month LIBOR Rate" (as defined therein), plus two and 25/100 percent (2.25%). Each Note shall be payable in sixty (60) consecutive monthly installments of principal and interest. At Secured Party's discretion, each Note may also provide for an initial interest only payment. A default under any Note shall constitute an Event of Default hereunder and under each of the other Notes. Reference is made to the Notes for a full statement of the subjects addressed in this Subsection.

    (d) Request for Advances. Each request for an advance of funds under the Facility shall be in writing and shall be in form and substance satisfactory to Secured Party (the "Proceeds Request"). In connection with each Proceeds Request, Debtor shall furnish to Secured Party complete and accurate copies of payoff demands, purchase orders, invoices, canceled checks and other information, documents and instruments as requested by Secured Party relating to the Collateral. In addition, each such request (other than any such request that is contemporaneous with the execution and delivery of this Agreement) shall be accompanied by a certificate executed by a duly authorized officer of Debtor and satisfactory in form and substance to Secured Party, certifying (i) that no Event of Default or event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, has occurred hereunder, and (ii) the authority and incumbency of the individual(s) executing the Proceeds Request on behalf of Debtor.

    (e) Origination and Commitment Fees. Debtor has previously deposited with Secured Party the sum of Fifty Thousand and 00/100 Dollars ($50,000) (the "Commitment Fee"), which Debtor hereby authorizes and directs Secured Party to apply to Secured Party's out of pocket costs, including search, filing and other incident fees and charges, in connection with the Facility (collectively, "Transaction Expenses"). Debtor hereby authorizes and directs Secured Party to apply any balance of the Commitment Fee remaining after payment of the Transaction Expenses to the first payment due under each Note, on a pro rata basis, and if for any reason the amount advanced under the Facility is less than Three Million and 00/100 Dollars ($3,000,000) by June 30, 1996, Secured Party shall retain any remaining balance of the Commitment Fee as an earned fee.


IN WITNESS WHEREOF, Secured Party and Debtor have each signed this Security Agreement as of the day and year first above written.


HELLER FINANCIAL, INC.,                           ZYCON CORPORATION
a Delaware corporation                            a Delaware corporation


By: /s/ Clifford Lehman             By: /s/ Lawrence J. Shoemaker
   ---------------------                -------------------------
Name: Clifford Lehman               Name: Lawrence J. Shoemaker
     -------------------                  -----------------------
Title: Vice President               Title: Sr. Vice President-Admin. & Inv. Rel.
      ------------------                   -------------------------------------
Fax: 415-986-4106                     Fax: (408) 241-5724
    --------------------                   --------------

                                   SCHEDULE

                           Description of Collateral

Description of Collateral (full description including make, model and serial number):

        See Schedule "A" attached hereto and incorporated herein by this reference.

Place where Collateral is to be kept:

        435 and 445 El Camino Real, Santa Clara, CA
        1270 Campbell Avenue, San Jose, CA

Other liens, encumbrances or security interests to which Collateral is subject, if any.

        Some or all of the Collateral is or may be subject to the security interests of Comerica Bank, which security interests Debtor has caused or will cause to be subordinated to the security interest of Secured Party arising hereunder on such terms and conditions as Secured Party shall approve in its sole discretion.

Other Collateral

        N/A

If Collateral is attached or to be attached to real estate, set forth:

        Address of Real Estate:

               See location of Collateral above.

        Record Owner of Real Estate (Name and Address):

               University Research Center and Sobrato Development Companies #871 10600 N. De Anza Boulevard, Suite 200
               Cupertino, CA

If the real estate at which the Collateral is to be kept is leased:

        Name and Address of Lessor of Real Estate:

               See record owner of real estate above.

                                                      /s/ LJS
                                                      _________
                                                      Initials

                                  SCHEDULE A
                                  Page 1 of 3



Schedule annexed to and made a part of a certain Security Agreement dated the
     day of            , 1996, and related documentation by and between the
- ----        -----------
undersigned.



Description of Collateral (Quantity; Model; General Description; and if applicable, Serial Number); together with all accessions, additions, attachments, replacements and substitutions thereto and therefor and all proceeds (including insurance proceeds) thereof:


 Vendor            Qty.       Model/Part #     General Description                               Serial #
 ------            ----       ------------     -------------------                               --------
- ----------------------------------------------------------------------------------------------------------------
 Hitachi Digital    3         ND-              Drill Machine                                     K030025002
 Graphics (USA),              4PS210E/                                                           K030025001
 Inc.                         10P                                                                K010355002
- ----------------------------------------------------------------------------------------------------------------
 Advanced Chemill   3         10020            24" Stand Alone Hot Air Dryer System              DH614
 Systems                                                                                         DH616
                                                                                                 DH618
- ----------------------------------------------------------------------------------------------------------------

 Orbotech           2         V309I            AOI System                                        SV5407
                                                                                                 SV5106
- ----------------------------------------------------------------------------------------------------------------
                    4         VSR4I            Verification System                               VR5416
                                                                                                 VR5420
                                                                                                 VR5427
                                                                                                 VR5428
- ----------------------------------------------------------------------------------------------------------------
                    1         EU 309           Xpert 1700 Workstation HP715/80 48MB,             S3101
                                               2.0GB CDX300 CAD Ref 300 NCTUS
                                               with CDR 30 2nd License
- -----------------------------------------------------------------------------------------------------------------
 Holmuller          1        CS-75             Solder Etch Strip Line Machine with               267
 America                                       Sensor-PROX-DC Cap 30MM efect, standby
                                               restraint assy, bracket-imput sensor,
                                               demister-PCV/TI, and catch screed-flat-
                                               PVC/TI
- ----------------------------------------------------------------------------------------------------------------
                    1        CS-105            Develop Etch Strip Line Machine                   268
- ----------------------------------------------------------------------------------------------------------------
 Multiline          1                          Optiline Post Etch Punch with series 3000         OPE-209A
 Technology                                    console, auto load/unload features, and thin
                                               core table inserts
- ----------------------------------------------------------------------------------------------------------------
 Kaufman Sales      3        CM4 600           24" Wide, Unidirectional Clean Machines           4551
 International               UF3               with adjustable height stand, locking             4552
                                               castors, and 18" extended entry conveyor          4553
- ----------------------------------------------------------------------------------------------------------------
 Baker Technology   16       BTA-S3-4-         Switch Mode Type Power Supplies; input            Job#LP13638S
 Associates                  500-2D-0912       200V/30/60Hz, DC output 500/A/4V
 Incorporated
- ----------------------------------------------------------------------------------------------------------------
                    1                          Open Rack Frame with mounting hardware
                                               and 1600mm x 1200mm x 800mm prewire
- ----------------------------------------------------------------------------------------------------------------

                                  SCHEDULE A
                                  Page 2 of 3



Vendor             Qty.  Model/Part#   General Description             Serial #
- --------------------------------------------------------------------------------
Baker Technology    1                  Digital Computer Interface
Associates
Incorporated
- --------------------------------------------------------------------------------
Technica, U.S.A.    1     2000         Scrubbex System with scrubbing  0933883
                                       and deburring options
- --------------------------------------------------------------------------------
                    1     SBW/50       I.S. Comprex Scrubber with      F6605
                                       booster pump and sump and
                                       additional filter canisters
- --------------------------------------------------------------------------------
Falcon Systems,     1     408          Fastfile Rackmount Base Kit 4   S092007
Inc.                                   Server with Toshiba 3401B drive
                                       with wide 2 chan, Mylex 16 Meg
                                       DAC960P-3 with 16 Meg, Conner
                                       4GB/7200/wide 1" drive, 32MB
                                       8x36 72 pin simm module, and
                                       Trimm 63" vertical cabinet
- --------------------------------------------------------------------------------
Wand Tool            3    IHB-24       Horizontal Buffer               C9697
Company                                                                D4201E
                                                                       F2741
- --------------------------------------------------------------------------------
                     3    3636R        90(degrees) Rotater Transfer
                                       Conveyor                        F2742
                                                                       G4320
- --------------------------------------------------------------------------------
MesaWest,            1                 Manual Electroless Nickel/      I-22953-
Incorporated                           Immersion Gold/Electroless Gold  05/M-
                                       PCB Processing System with      22953-03
                                       CPVC or Polypropylene out-of-
                                       tank pump an filter system for,
                                       overflow weirs Nema rated Epoxy
                                       coated control cabinet, loading
                                       station, and upgraded double
                                       boiler temperature controllers
- --------------------------------------------------------------------------------
Mettler Toledo,      1    DL70ES       Tirator with rinsing unit,      SR#5M501
Inc.                                   sample transport, RS232C        5237
                                       option, Burette drive, 10ML
                                       burette, DG111-SC glass
                                       electrode, DM140-SC platinum
                                       electrode, electrode cable lemo
                                       100 CM, peristaltic pump, and
                                       Epson 80 column printer 1
- --------------------------------------------------------------------------------
Kennard              1    422          Router with CX 9000 CNC          1181
Engineering Inc.
- --------------------------------------------------------------------------------
Tri-Mer              1    C/F-17       Fume Scrubber System with Tri-   7308
Corporation                            Mer blower
- --------------------------------------------------------------------------------
Midwest Sign &       2                 American Ultraviolet             9601L04
Screen Printing                        Conveyorized Curing System       34/9601
Supply Co., Inc.                       with double lamp units,spare     L0427
                                       parts kit, and Grainger #7H116   9601L04
                                       upgraded blower                  33/9604
                                                                        L0664
- --------------------------------------------------------------------------------
Wheelabrator         1    2213         Memtek Electroless Nickel IX/
Clean Water Inc.                       Gold IX and Reter 15 Application
- --------------------------------------------------------------------------------

                                  SCHEDULE A
                                  Page 3 of 3



 Vendor            Qty.       Model/Part #     General Description                               Serial #
 ------            ----       ------------     -------------------                               --------
- ----------------------------------------------------------------------------------------------------------------
 Silicon Valley     9                          66 X 22 X 26 Custom Storage Racks with
 Shelving &                                    8 openings 1 1/8" exterior, and 3/4"
 Equipment Co.,                                dividers
 Inc.
- ----------------------------------------------------------------------------------------------------------------
                    2                          72 X 30 X 34 Technician Station with
                                               double slanted riser with lips and 12"
                                               clearance on risers.
- ----------------------------------------------------------------------------------------------------------------
                    8                          6 X 4 X 18 Western Pacific Shelving
- ----------------------------------------------------------------------------------------------------------------
                    8                          Fixture Transport Carts
- ----------------------------------------------------------------------------------------------------------------



HELLER FINANCIAL, INC.                 ZYCON CORPORATION
a Delaware corporation                 a Delaware corporation


By:/s/Clifford Lehman                  By:/s/Lawrence J. Shoemaker
   --------------------------             ---------------------------

Name: Clifford Lehman                  Name: Lawrence J. Shoemaker
      -----------------------                ------------------------

Title: Vice President                  Title: Sr. Vice President-Admin. & Invtr.
       ----------------------                 -----------------------

Date: 6/20/96                          Date: June 19, 1996
      -----------------------                ------------------------

- -------------------------------------------------------------------------------

[LOGO OF HELLER FINANCIAL]

                                PROMISSORY NOTE

$5,000,000.00                                                      June  , 1996

     FOR VALUE RECEIVED, Zycon Corporation, a Delaware corporation ("Maker"), promises to pay to the order of Heller Financial, Inc., a Delaware corporation (together with any holder of this Note, "Payee"), at its office located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as Payee may from time to time designate, the principal sum of Five Million and 00/100 Dollars ($5,000,000.00), together with interest thereon at a floating rate per annum equal to the One-Month LIBOR Rate (hereafter defined) plus two and 25/100 percent (2.25%), payable in sixty (60) consecutive monthly installments of principal plus interest commencing August 1, 1996, and continuing on the same day of each consecutive calendar month thereafter until this Note is fully paid, the first fifty-nine (59) installments each in the principal amount of Eighty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($83,333.33), plus accrued interest, and the final installment in the principal amount of Eighty-Three Thousand Three Hundred Thirty-Three and 53/100 Dollars ($83,333.53), plus accrued interest. Maker shall also make an interest only payment on July 1, 1996, of accrued interest from the date of this Note through June 30, 1996. All payments shall be applied first to interest and then to principal. Interest shall be computed on the basis of a 360-day year and charged for the actual number of days elapsed.

     For purposes of this Note, "One Month LIBOR Rate" means, for each calendar month, a rate of interest equal to:

        (a) the rate of interest determined by Payee at which deposits in U.S. Dollars are offered for the one (1) month interest period based on information presented on the Reuters Screen LIBO Page as of 11:00 A.M. London time) on the day which is two (2) business days (not counting Saturdays) prior to the first day of each calendar month; provided that if at least two (2) such offered rates appear on the Reuters Screen LIBO Page in respect of such interest period, the arithmetic mean of all such rates (as determined by Payee) will be the rate used; provided further that if there are fewer than two (2) offered rates or Reuters ceases to provide LIBOR quotations, such rate shall be the average rate of interest determined by Payee at which deposits in U.S. Dollars are offered for the one (1) month interest period by Bankers Trust Company, The Chase Manhattan Bank, National Association and Chemical Bank (or their respective successors) to banks with combined capital and surplus in excess of $500,000,000 in the London interbank market as of 11:00 A.M. London time) on the applicable interest rate determination date, divided by

        (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) business days prior to the beginning of each calendar month (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System;

(such rate to be adjusted to the nearest one sixteenth of one percent (1/16 of 1%) or, if there is no nearest one sixteenth of one percent (1/16 of 1%), to the next higher one sixteenth of one percent (1/16 of 1%)).

     For the initial funding month (or any fraction thereof) under this Note, the applicable floating rate shall be the One Month LIBOR Rate in effect on the date of this Note, with interest payable in arrears and calculated daily on the basis of a 360 day year for the actual number of days elapsed during such calendar month.

     Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein or collectable hereunder to exceed the applicable lawful maximum rate, then the interest shall be limited to such lawful maximum.

     This Note is secured by the collateral described in that certain Security
Agreement dated June      1996, between Maker and Payee (together with all
                     ----
related documents and agreements, the "Security Agreement"), to which reference is made for a statement of the nature and extent of protection and security afforded, the rights of Payee and the rights and obligations of Maker. A default under this Note shall constitute a default under any and all of Maker's other promissory notes in favor of Payee, now or hereafter made, and a default under any such other promissory note shall also constitute a default under this Note.

     On any regular installment payment date, Maker may prepay in full, but not in part, the then entire unpaid principal balance hereof together with all accrued and unpaid interest thereon to the date of such prepayment, provided that along with and in addition to such prepayment Maker shall pay (i) any and all other sums due hereunder or under the Security Agreement, and (ii) a prepayment fee as liquidated damages and not as a penalty, in a sum equal to the following percentages of the amount prepaid: 1.5% of the amount prepaid for any prepayment during Loan Year 1; 1% of the amount prepaid for any prepayment during Loan Year 2; 0.50% of the amount prepaid for any prepayment during Loan Year 3; and 0% of the amount prepaid for any prepayment during Loan Years 4 and
5. Any payment of the amounts due under this Note following acceleration of the maturity date upon the occurrence of any Event of Default (as defined in the Security Agreement) shall constitute a voluntary prepayment hereunder as to which the prepayment fee described in clause (ii) above shall apply. The phrase "Loan Year" as used herein shall mean each twelve (12) consecutive months commencing on the date of this Note.

     Time is of the essence hereof. If payment of any installment or any other sum due under this Note or the Security Agreement is not paid within ten (10) days after its due date, Maker agrees to pay a late charge of five cents (5(cents)) per dollar on, and in addition to, the amount of each such payment, but not exceeding the lawful maximum. In the event Maker shall fail to make any payment under this Note within ten (10) days after its due date or if Maker shall be in breach or default of the Security Agreement, then the entire unpaid principal balance hereof with accrued unpaid interest thereon together with all other sums payable under this Note or the Security Agreement, shall, at the option of Payee and without notice or demand, become immediately due and payable, such accelerated balance bearing interest until paid at the rate of five and 25/100 percent (5.25%) per annum above the One-Month LIBOR Rate.

     Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or the Security Agreement or any of the terms and provisions of either that may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee, without joinder of the others as parties thereto, and that Payee shall not be required to first foreclose, proceed against, or exhaust any security herefore, in order to enforce payment of this Note by any one or more of them. Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby severally waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection with this Note, filing of suit and diligence in collecting this Note or enforcing any of the security herefore, and agree to pay, if permitted by law, all expenses incurred in collection, including reasonable attorneys' fees, and hereby waive all benefits of valuation, appraisement and exemption laws.

    If there be more than one Maker, all the obligations, promises, agreements and covenants of Maker under this Note are joint and several. If any Maker is a corporation, it and the persons signing on its behalf represent and warrant that the execution and delivery of this Note has been duly authorized by all necessary and appropriate corporate and shareholder action.

    THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT PAYEE'S ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF CALIFORNIA, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

    MAKER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. THIS WAIVER IS INFORMED AND FREELY MADE. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS NOTE, AND THAT IT WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. MAKER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.


Witness/Attest:                      ZYCON CORPORATION, a
                                     Delaware corporation

By: /s/ Jeri A. Shoemaker            By: /s/ Lawrence J. Shoemaker
   -----------------------              --------------------------
                                     Name:   Lawrence J. Shoemaker
                                           -------------------------
                                     Title: Sr. Vice President
                                            Administration & Inv. Rel.
                                            --------------------------